UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission file no. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement

Effective as of November 5, 2020, Lannett Company, Inc. (the “Company”) and Kremers Urban Pharmaceuticals, Inc. (Kremers”), a wholly-owned subsidiary of the Company, entered into Amendment No. 2 to License and Supply Agreement (the “2020 Amendment”) with Recro Gainesville LLC (“Recro”), as successor to Alkermes Pharma Ireland Limited (“Alkermes”), which amended the License and Supply Agreement dated as of January 1, 2014 between Kremers and Alkermes (the “License and Supply Agreement”), as amended by Amendment No. 1 to License and Supply Agreement dated as of September 6, 2018 between Recro and Kremers (the “2018 Amendment” and together with the 2020 Amendment, the “Amendments”).

Pursuant to the License and Supply Agreement as amended by the Amendments, the Company has become the exclusive distributor of Verelan PM®, Verelan SR® and Verapamil PM (the “Products”), which Products are manufactured by Recro, in the United States of America and its territories and possessions (including Puerto Rico). Under the License and Supply Agreement, the Company is required to pay Recro a portion of the net profits the Company receives from the sale of Products. Pursuant to the 2020 Amendment, the Company assumed all of Kremer’s rights and obligations under the License and Supply Agreement, the Company will pay Recro an upfront payment of $1,860,000 in cash and is obligated to pay Recro a $500,000 per year license fee for three years, and the term of the License and Supply Agreement has been extended from December 31, 2021 to December 31, 2024.

The Company expects to file the License and Supply Agreement and the Amendments as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2020. The description of the License and Supply Agreement and the Amendments contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the License and Supply Agreement when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: November 11, 2020